RT-102 Phase I Study Part 2: Repeat-Dose Update December 2022

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Topline results from Part 2 of our RT-102 Phase 1 study Seven-day repeat-dose study in healthy volunteers First repeat-dose study of RaniPill capsule in humans collecting data on: Safety Tolerability Device Reliability Important data For the RT-102 program and Phase 2 plan for 2023 For RaniPill platform in general Presentation Overview

RT-102 Phase 1 Study Design Part 1 : Single ascending doses of RT-102 RT-102 Group 1: 20µg (N=15) RT-102 Group 2: 80µg (N=15) Control Group: Forteo® SC 20µg (N=10) Part 2: Repeat-doses of RT-102 Once daily dose of RT-102 20µg for 7 days in healthy and post-menopausal women (N=10) Objective: To Evaluate the Safety, Tolerability and Pharmacokinetics of Parathyroid Hormone (1-34) (PTH) Administered Orally via RaniPill™ Capsule

Part 1 Summary Safety & Tolerability Both doses of RT-102 were well tolerated No serious adverse events (SAEs) reported in the study No adverse events (AEs) related to RaniPill reported Device Performance Drug delivery success rate of 95% Pharmacokinetics Bioavailability of PTH delivered via RT-102 was >300% higher than subcutaneous (SC) injection

Part 2: Arvinder Dhalla, PhD Vice President, Clinical Development

Part 2 Study Overview A Phase I Study to Evaluate the Pharmacokinetics of Parathyroid Hormone (1-34) (PTH) Administered Orally via RaniPill™ Capsule Objective To evaluate the safety and tolerability of repeat-doses of RT-102 Study Population Healthy women and Post-menopausal women (N=10) Study Site Single Site in Australia Study Group A single group receiving RT-102 20µg dose for 7 days End Points Safety and tolerability of repeat-doses of RT-102 Reliability of drug delivery Start Date August 1, 2022

Repeat-Dose: Study Procedures Fast >8 hrs. Participant Dosed 6 hr. 9 hr. Blood Sample Blood Sample Blood Sample Blood sample Fluoro image taken Participant Dosed Blood Sample Liquids provided Start PK sampling….. Serial fluoroscopic imaging done to determine T=0 Days 1-6 Day 7 Participation in the study was considered complete if a participant was able to complete all doses for 7 days and go through pharmacokinetic sampling on Day 7 Food provided 3 hr. Fast >8 hrs. 3 hr. Device Deployment confirmed

Topline Results

  Healthy Women Post-Menopausal N=5 N=5 Age 25.6 years (22 - 35) 60 years (54 - 65)     Race % (n/N) % (n/N) Hispanic 20 (1/5) 0 (0/5) White-non-hispanic 20 (1/5) 100 (5/5) Asian 40 (2/5) 0 (0/5) Asian-Pacific Islander 20 (1/5) 0 (0/5)         Mean ± SD (Min - Max) Mean ± SD (Min - Max) Weight (kg) 60.6 ± 9.8 (50.2 - 76) 64.3 ± 10.1 (55.6 - 75.4) Body Mass Index (kg/m2) 23.7 ± 2.5 (20.4 - 26.9) 25.3 ± 5 (20.9 - 31.7) Study Demographics

Enrollment was done on a rolling basis to complete ten subjects, total number of participants enrolled were 17 Seven participants did not complete 7 days of dosing due to exclusions per protocol Two participants started menstruation on Day 4 One participant had cannulation issues on Day 7 One participant had elevated eosinophils on Day 4 due to an earring infection One participant had >7 hr. gastric residence time (GRT) on Day 7 Two participants had pill remnants exceeding the number (>3) allowed by protocol Exclusions after Enrollment None of the participants stopped the dosing due to any adverse events related to the RaniPill

Adverse Events Adverse Event Incidence PTH-related Constipation* 1 (10%) Diarrhea* 1 (10%) RaniPill-related Abdominal Pain 1 (10%) * Same subject reported both AEs on different days

Daily Drug Delivery by RaniPill with Repeat-Dosing 25% 50% 80% Drug signal detected in 63 out of 69 deployments* = at least 91% Success Rate #  Subject Type Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 1 HW        2 HW        3 HW        4 HW        5 HW        6 PM        7 PM        8 PM NA       9 PM        10 PM        *Deployment confirmed by imaging but not tracked; samples taken at 3 hr. intervals post-dose. Some misses could be due to mismatch of sampling and deployment time HW: healthy women, PM: post-menopausal,  indicates drug signal detected,  indicates drug signal not detected NA: Pill not deployed at the time of blood sampling

Presence of Food Did Not Impact Device Performance

- On Days 1-6, food was consumed at 3 hrs. after capsule administration to all enrolled subjects
- During this period, there were a total of 72 successful deployments
- 35 were recorded before food was consumed (fasted)
- 37 were recorded after food was consumed (post-prandial)

These data suggest that drug delivery by the RaniPill was unaffected by presence of food



Food
Participant Dosed
Fasting
T=0
3 hr.
6 hr.
9 hr.
Blood sample
Blood sample
Blood sample
Blood sample
35 successful
37 successful
Fasting
Post-prandial

Rani THERAPEUTICS

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PK Profile of PTH Delivered via RaniPill Drug levels were observed in all 10 subjects on Day 7 = 100% success rate These data corroborate the high bioavailability observed in Part 1 and suggest that RT-102 may be efficacious at doses lower than 20µg Sampling time points are different between RT-102 and SC groups (Data are Mean ± SEM)

Repeat Doses of RT-102 Key Takeaways RT-102 was well tolerated with repeat dosing No SAEs were reported in the study Device remnants were eliminated without sequelae in all subjects RT-102 RaniPill delivered PTH with reliability of >90% Device performance was unaffected by presence of food Cmax comparable to SC Forteo No accumulation of PTH observed

Next Steps Talat Imran, CEO

Pre-IND meeting request Conduct 28-day GLP study Early 2023 Initiate Phase 2 Study 2H 2023 Plan to publish RT-102 Phase 1 Study results Additional 2023 prospective milestones: Initiation of a Phase 1 study of RT-111 containing an ustekinumab biosimilar Initiation of a Phase 1 study of RT-105 containing an adalimumab biosimilar Initiation of a Phase 1 study of RT-110 containing PTH for hypo-parathyroidism Next Steps and Upcoming Potential Milestones

Appendix

  Total Cohort (N=17) Completed Dosing (N=10)   Healthy Women Post-menopausal   Healthy Women Post-menopausal N=11 N=6   N=5 N=5 Age 28 years (22 - 49) 58.8 years (53 - 65)   25.6 years (22 - 35) 60 years (54 - 65)         Race % (n/N) % (n/N)   % (n/N) % (n/N) Hispanic 18.2 (2/11) 0 (0/6)   20 (1/5) 0 (0/5) White-non-hispanic 45.4 (5/11) 100 (6/6)   20 (1/5) 100 (5/5) Asian 11.8 (2/11) 0 (0/6)   40 (2/5) 0 (0/5) Asian-Pacific Islander 11.8 (2/11) 0 (0/6)   20 (1/5) 0 (0/5)             Mean ± SD (Min - Max) Mean ± SD (Min - Max)   Mean ± SD (Min - Max) Mean ± SD (Min - Max) Weight (kg) 62.2 ± 8.7 (50.2 - 77.6) 63.7 ± 9.2 (55.6 - 75.4)   60.6 ± 9.8 (50.2 - 76) 64.3 ± 10.1 (55.6 - 75.4) Body Mass Index (kg/m2) 24.2 ± 2.6 (20.4 - 29.9) 24.8 ± 4.7 (20.9 - 31.7)   23.7 ± 2.5 (20.4 - 26.9) 25.3 ± 5 (20.9 - 31.7) Study Demographics Data from Part 2 of the Phase 1 study of RT-102.

Adverse Events Adverse Event All Enrolled Participants (N=17) Participants Completed 7 days (N=10) PTH-related Constipation* 1 (5.9%) 1 (10%) Diarrhea* 1 (5.9%) 1 (10%) Headache 1 (5.9%) 0 RaniPill-related Abdominal Pain 2 (11.8%) 1 (10%) Burping 1 (5.9%) 0 * Same subject reported both AEs on different days Data from Part 2 of the Phase 1 study of RT-102.

Device Performance with Repeat Doses Data from 10 participants who completed the 7-day repeat-dosing Drug signal detected in 63 out of 69 deployments* At least 91% Success Rate Data from all 17 participants Drug signal detected in 82 out of 93 deployments* At least 88% Success Rate *Deployment confirmed by imaging but not tracked Samples taken at 3 hr. intervals post-dose Some misses could be due to mismatch of sampling and deployment time Data from Part 2 of the Phase 1 study of RT-102.